UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2014

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2014, in connection with the initial public offering (the “IPO”) of shares of common stock of Recro Pharma, Inc. (the “Company”), the election of Alfred Altomari and Michael Berelowitz as members of the board of directors of the Company became effective, as contemplated by the Company’s prospectus, dated March 6, 2014 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, which is deemed part of the Company’s Registration Statement on Form S-1, as amended (File No. 333-191879) (the “Registration Statement”). Mr. Altomari and Dr. Berelowitz were appointed to the Audit Committee, with Mr. Altomari serving as Chair, and Mr. Altomari was appointed to the Compensation Committee. Mr. Altomari and Dr. Berelowitz will serve as class III directors, and their terms will expire at the annual meeting of shareholders to be held in 2016.

Mr. Altomari, age 55, has served as President and Chief Executive Officer of Agile Therapeutics since October 2010. Mr. Altomari is also a member of the board of directors of Agile Therapeutics and, prior to being named President and Chief Executive Officer, he served as Agile Therapeutic’s Executive Chairman. From 2008 to September 2010, Mr. Altomari also served as a consultant. From 2003 to 2008, Mr. Altomari held multiple senior management positions at Barrier Therapeutics, Inc., including Chief Commercial Officer, Chief Operating Officer, and Chief Executive Officer. In 2008, in his role as Chief Executive Officer and as a member of Barrier Therapeutics’ board of directors, Mr. Altomari completed the successful sale of Barrier Therapeutics to Stiefel Laboratories, which was subsequently acquired by GlaxoSmithKline plc. Mr. Altomari also serves on the board of directors of Insmed Incorporated.

Dr. Berelowitz, age 69, has served as a biopharmaceutical consultant since 2011. From 2009 to 2011, Dr. Berelowitz was Senior Vice President and Head of Clinical Development and Medical Affairs in the Specialty Care Business Unit at Pfizer, Inc. From 1996 to 2009, Dr. Berelowitz held various other roles at Pfizer, Inc., beginning as a Medical Director in the Diabetes Clinical Research team and then assuming positions of increasing responsibility. Dr. Berelowitz also serves on the board of directors of Oramed Pharmaceuticals Inc. Among his public activities, Dr. Berelowitz has served on the board of directors of the American Diabetes Association, the Clinical Initiatives Committee of the Endocrine Society, and has chaired the Task Force on Research of the New York State Council on Diabetes. He has also served on several editorial boards, including the Journal of Clinical Endocrinology and Metabolism and Endocrinology, Reviews in Endocrine and Metabolic Disorders and Clinical Diabetes. Dr. Berelowitz has authored and co-authored more than 100 peer-reviewed journal articles and book chapters in the areas of pituitary growth hormone regulation, diabetes and metabolic disorders. Dr. Berelowitz holds adjunct appointments as Professor of Medicine in the Divisions of Endocrinology and Metabolism at SUNY – StonyBrook and Mt. Sinai School of Medicine in New York.

There are no arrangements or understandings between either Mr. Altomari or Dr. Berelowitz and any other person pursuant to which he was elected to the board of directors, and there are also no relationships between either Mr. Altomari or Dr. Berelowitz and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company compensates independent directors with an annual retainer of $20,000, excluding additional amounts payable in respect of committees of the board of directors on which a director may serve. Upon joining the Company’s board of directors on March 12, 2014, Mr. Altomari and Dr. Berelowitz each received options to purchase 20,000 shares of common stock of the Company, which will vest in equal annual installments over three years, under the Company’s 2013 Equity Incentive Plan. A copy of the Company’s 2013 Equity Incentive Plan and the form of 2013 Equity Incentive Plan Award Agreement entered into by Mr. Altomari and Dr. Berelowitz are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

A press release announcing the appointment of Mr. Altomari and Dr. Berelowitz to the board of directors of the Company is attached as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2014, in connection with the consummation of the IPO, the Company’s Second Amended and Restated Articles of Incorporation (the “Charter”) and Third Amended and Restated Bylaws (the “Bylaws”) became effective, as contemplated by the Prospectus. The Company’s board of directors and shareholders previously approved the amendment and restatement of the Charter and the Bylaws in connection with the consummation of the IPO.

The Charter was amended and restated in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 50,000,000; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company; and (iv) generally update the Charter to reflect corporate governance practices customary for a public company.

The Bylaws were amended and restated in their entirety to, among other things: (i) eliminate the ability of the Company’s shareholders to take action by written consent in lieu of a meeting and call special meetings of shareholders; (ii) update the procedures relating to the presentation of shareholder proposals at shareholder meetings; (iii) update the procedures relating to the nomination of directors; (iv) conform to the amended provisions of the Charter; and (v) generally update the Bylaws to reflect corporate governance practices customary for a public company.

The Charter and the Bylaws, the provisions of which are identical to the forms previously filed as Exhibit 3.3 and Exhibit 3.4, respectively, to the Registration Statement and described therein, are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

3.1	Second Amended and Restated Articles of Incorporation of Recro Pharma, Inc.

3.2	Third Amended and Restated Bylaws of Recro Pharma, Inc.

10.1	2013 Equity Incentive Plan.

10.2	Form of 2013 Equity Incentive Plan Award Agreement.

99.1	Press Release of Recro Pharma, Inc. dated March 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
	Name:	Gerri A. Henwood
	Title:	Chief Executive Officer

Date: March 13, 2014

EXHIBIT INDEX

Exhibit No.	Document

3.1	Second Amended and Restated Articles of Incorporation of Recro Pharma, Inc

3.2	Third Amended and Restated Bylaws of Recro Pharma, Inc.

10.1	2013 Equity Incentive Plan.

10.2	Form of 2013 Equity Incentive Plan Award Agreement.

99.1	Press Release of Recro Pharma, Inc. dated March 13, 2014.